EXHIBIT 10.25

CONSENT AND FIRST AMENDMENT

CONSENT AND FIRST AMENDMENT dated as of October 9, 2007 (this “Amendment”) between Hooper Holmes, Inc., a New York corporation (the “Borrower”), and CitiCapital Commercial Corporation, a Delaware corporation, as lender (the “Lender”) and agent (the “Agent”) for the Lender under the Loan and Security Agreement dated as of October 10, 2006 among the Borrower, the Agent and the lenders from time to time party thereto (the “Loan Agreement”) and the other Loan Documents (as defined in the Loan Agreement).  Unless otherwise indicated, all capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower informed the Agent of its agreement to sell all of its equity interest (the “Equity Interest”) in Medicals Direct Group Ltd. (“MDG”), to a third party for an amount in excess of $250,000 (the “Sale”);

WHEREAS, Section 7.2(e) of the Loan Agreement prohibits the sale of, among other things, the Equity Interest;

WHEREAS, the Borrower has requested the Agent and the Lender consent to the Sale;

WHEREAS, the Borrower has requested that the Agent release its security interest in the Ordinary shares of MDG and return the stock certificate representing such shares to the Borrower;

WHEREAS, the Borrower has requested that the Agent and the Lender agree to amend the Loan Agreement to reflect the Sale; and

WHEREAS, the Lender is agreeable to the Sale and such amendments, but only on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Consent.  Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Lender hereby consents to the Sale under Section 7.2(e) of the Loan Agreement.

SECTION 2. Amendments to Loan Agreement.  Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Loan Agreement is hereby amended as follows:

(a) Section 1.1 is amended by:

(i)	Deleting the definition “MDG”; and

(ii)	Deleting the definition “MDG Indebtedness.”

(b) Section 7.2(a) is amended and restated as follows:

“Indebtedness.  The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, at any time create, incur, assume or suffer to exist any Indebtedness other than:

A. (i)           Indebtedness under the Loan Documents;

B. (ii)           Endorsement of negotiable instruments for deposit or collection in the ordinary course of business; or

C. (iii) Indebtedness (including Capitalized Lease Obligations) incurred solely to finance the acquisition of fixed or capital assets in an aggregate principal amount not to exceed, as to the Borrower and its Subsidiaries taken collectively, $1,000,000 at any time outstanding.”

(c) Section 7.2(h) is amended and restated as follows:

“Loans to Other Persons.  The Borrower will not, and will not permit any of its Subsidiaries to, at any time make loans or advance any credit to any Affiliate thereof or other Person, other than regular intercompany loans and advances among the Loan Parties.”

(d) Schedules 6.1(b), 6.1(g), 6.1(k), 6.1(ff), 7.1(q) and 7.2(s) are amended and restated as set forth in Schedules 1, 2, 3, 4, 5 and 6, respectively, to this Amendment.

SECTION 3. Amendment to Pledge Agreement.  Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Schedule 1 to the Pledge Agreement is amended and restated as set forth in Schedule 7 to this Amendment.

SECTION 4. Conditions Precedent.  This Amendment shall become effective when, and only when, the Agent shall have received (a) in immediately available funds payment of all of its costs and expenses (including, without limitation, attorneys’ fees) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, (b) counterparts of this Amendment, duly executed by the Borrower and acknowledged and consented to by the Guarantors; and (c) such other documents, instruments, evidence, materials and information as the Agent may reasonably request.

SECTION 5. Representations and Warranties.  The Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in the Loan Agreement, as amended hereby, and confirms that all such representations and warranties are true and correct in all material respects as of the date hereof.  The Borrower further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lender that:

(a) It has all corporate power, authority and legal right necessary to execute, deliver and perform its obligations under the Amendment and any documents delivered herewith to which it is a party, and has taken all actions necessary to authorize the execution, delivery and performance of the Amendment and the transactions contemplated thereby;

(b) This Amendment has been duly executed and delivered on behalf of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms; and

(c) The execution, delivery and performance by the Borrower of this Amendment and any documents delivered herewith to which it is a party are within its powers, have been duly authorized by all necessary action and will not violate any Requirement of Law or any contractual obligation of the Borrower.

SECTION 6. Release of Claims.  THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT AND THE LENDER, AND THE AGENT’S AND THE LENDER’S PREDECESSORS, AGENTS, EMPLOYEES, CONSULTANTS, ADVISORS, ATTORNEYS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE AGENT, THE LENDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, CONSULTANTS, ADVISORS, ATTORNEYS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

SECTION 7. General Provisions.

(a) Except as expressly amended hereby, the Loan Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

(b) All references to the Loan Agreement or the Pledge Agreement shall mean the Loan Agreement or the Pledge Agreement, as the case may be, as amended hereby.

(c) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.  This Amendment may be executed and delivered by telecopier with the same force and effect as if it were an originally executed and delivered manual counterpart.

(d) THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(e) This Amendment shall constitute a Loan Document.

--

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first set forth above.

LENDERS

CITICAPITAL COMMERCIAL CORPORATION

By:

Doreen Amado

Vice President

AGENT

CITICAPITAL COMMERCIAL CORPORATION

By:

Doreen Amado

Vice President

BORROWER

HOOPER HOLMES, INC.

By:

      William Kracklauer

      Vice President and General Counsel

--

ACKNOWLEDGMENT AND CONSENT

Each of the undersigned Guarantors hereby acknowledges receipt of a copy of the Consent and First Amendment, dated as of October 9, 2007 (the “Amendment”), between Hooper Holmes, Inc., a New York corporation as borrower (the “Borrower”), and CitiCapital Commercial Corporation, as agent (the “Agent”) for the lenders and as lender (the “Lender”).  Each of the undersigned Loan Parties shall be bound by and comply with the terms of the Amendment insofar as such terms are applicable to the undersigned and consents to the Borrower’s, the Agent’s and the Lender’s entering into the Amendment.

HOOPER INFORMATION SERVICES, INC.

By:

Name:

Title:

HOOPER EVALUATIONS, INC.

By:

Name:

Title:

MID AMERICA AGENCY SERVICES, INCORPORATED

By:

Name:

Title:

TEG ENTERPRISES, INC.

By:

Name:

Title:

HERITAGE LABS INTERNATIONAL, LLC

By:

Name:

Title:

HOOPER DISTRIBUTION SERVICES, LLC

By:

Name:

Title:

--

Schedule 1

[Schedule 6.1(b) – Locations of Collateral and Real Property]

Schedule 2

[Schedule 6.1(g) – Ownership; Subsidiaries]

Schedule 3

[Schedule 6.1(k) – Joint Ventures and Partnerships]

Schedule 4

[Schedule 6.1 (ff) – Affiliate Transactions]

Schedule 5

[Schedule 7.1(q) – Billing Practices]

Schedule 6

[Schedule 7.2(s) – Bank Accounts]

Schedule 7

[Schedule 1 to Pledge Agreement – Description of Pledged Interests]